UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A new geography
is reshaping global
investing.

Special feature page 6

New Perspective Fund® Annual report for the year ended September 30, 2014

New Perspective Fund seeks to provide long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Cover: True color satellite image of the Ganges River that forms an extensive delta where it empties into the Bay of Bengal. The delta is largely covered with a swamp forest known as the Sundarbans, which is home to the Bengal tiger.

Special feature

6	A new geography is reshaping global investing.

Contents
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

New Perspective Fund posted strong positive results in the first three quarters of its fiscal year before experiencing a modest selloff in the final quarter. The fund nonetheless delivered healthy gains for the 12 months ended September 30, 2014.

The fund returned 10.13% for those who invested the 30 cents-a-share dividend paid in December 2013. It lagged the 11.32% increase achieved by the fund’s primary benchmark, the unmanaged MSCI All Country World Index (ACWI), which measures returns for stock markets in 44 countries. However, the fund’s results exceeded those of its peer group, as gauged by the Lipper Global Funds Average, which climbed 9.29%.

As seen in the table below, the fund outperformed its benchmarks over the 10-year and lifetime periods.

Global markets start fast, wobble later

Developed markets began the period with strong gains before finishing the fiscal year with their first quarterly decline since 2012. Signs of acceleration in the U.S. economy were tempered by economic troubles in Europe, the impact of April’s consumption tax hike in Japan, and a variety of currency-related and political issues in emerging markets.

U.S. stocks advanced, seemingly undeterred by these events or signals from the Federal Reserve about the pace of shifts in monetary policy. Markets touched all-time highs late in the period on strong corporate earnings and mergers & acquisitions (M&A). In all, U.S. stocks advanced 19.31%.

Gains in Europe (5.82%)* were supported by strong corporate earnings during the first half of the period, but stocks declined late amid weak economic growth, mounting deflationary pressures and a rapidly depreciating euro. Deteriorating conditions prompted the European Central Bank to cut its primary lending rate to 0.05% in September and launch a U.S.-style bond buying program in a bid to

Results at a glance

For periods ended September 30, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 3/13/73)

New Perspective Fund (Class A shares)	10.13%	11.27%	9.17%	12.44%
MSCI ACWI[1]	11.32	10.07	7.28	– [2]
Standard & Poor’s 500 Composite Index[1]	19.70	15.69	8.10	10.41
Lipper Global Funds Average	9.29	10.12	6.91	10.59

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	The MSCI ACWI began operations on December 31, 1987. Results reflect dividends net of withholding taxes.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

New Perspective Fund	1

Largest equity holdings

Percent of
net assets
Novo Nordisk	4.8%
Amazon	2.4
Google	1.8
Microsoft	1.6
ASML Holding	1.4
Home Depot	1.3
Delta	1.3
Bayer	1.3
Taiwan Semiconductor Manufacturing	1.2
Naspers	1.2

boost the euro-zone economy. In Japan, disappointing domestic economic data, a weakening yen and fears over the longer term impacts of April’s sales tax hike hampered gains for dollar-based investors. Japanese equities finished up 0.62%. Emerging markets (4.30%) returns were tempered by a slowdown in manufacturing activity in China, currency crises in Argentina and Venezuela, and increased political tensions in Ukraine and Russia.

All sectors rise — but results are mixed

Amid continued signs of economic strength in the U.S. and the willingness of the market to take geopolitical conflicts in stride, all 10 sectors registered gains for the period. Health care recorded the biggest advance, driven by strong corporate earnings and M&A activity. Information technology and utilities, which rose as lower interest rates boosted the appeal of dividend-paying stocks, delivered double-digit gains. Sinking commodity prices held back materials and energy shares. Consumer stocks also lagged, but telecommunications services and financials did better.

A reversal in sentiment hurts last year’s winners

Many of the companies that helped the fund deliver significant returns in 2012 and 2013 pulled back during the period as investors appeared concerned that stock prices might have risen too far, too fast.

Select positions in consumer-oriented companies were a drag on results, particularly those with high exposure to emerging markets. Firms in the apparel and luxury sectors of the market were hit particularly hard as adverse currency movements, heightened competition, and a slowdown in Russian and Chinese tourism traffic weakened earnings in the first half of the year. Swatch (-25.37%) and Burberry (-7.40%) were notable laggards. Luxury spirits maker Pernod Ricard (-8.82%) was also hurt by anti-corruption measures in China, where the company holds 50% market share of the international market. Despite these near-term headwinds, the long-term secular trends remain intact: Higher spending driven by rising living standards in emerging markets should help support growth and margin expansion over the medium term. (For more information on the opportunities managers are finding as a result of rising living standards, see the feature on page 6 of this report.)

Amazon (3.13%) advanced, but trailed the broader market as continued heavy investment spending weighed on earnings. Other large consumer companies in the top 10 posting positive numbers included South Africa-headquartered media conglomerate Naspers (19.33%) and Home Depot (20.95%).

Health care companies helped to buoy fund results. European pharmaceutical firms Novo Nordisk (40.92%) and Bayer (18.79%) notched solid gains. Biotechnology holdings were another source of strength. Gilead Sciences (69.40%) rose amid record-breaking sales of its new hepatitis C drug, Sovaldi — already one of the most successful prescription drug launches in history.

Other sizable contributors to the fund included holdings in the industrials sector, most notably airlines. Delta (53.24%) and United Continental (52.36%) both advanced as profits and margins in the industry continued to improve due, in part, to more competitive pricing and cost

2	New Perspective Fund

controls. Investors were less enthusiastic about commercial aerospace stocks, including Rolls Royce (-13.14%) and Airbus (-1.24%), believing that a number of aircraft order cancellations may be a sign that the replacement cycle is coming to an end. Contrary to market sentiment, we continue to believe that the cycle remains strong and feel that investors have reacted too negatively to a few downbeat headlines.

Elsewhere in the top 10, results were fairly robust. Internet search giant Google (34.22%) saw greater-than-expected revenue growth acceleration and the company’s first operating margin expansion in over 14 quarters. Microsoft (39.18%) also advanced. For the most part, companies that benefit from continued demand for mobile devices performed well, including Avago Technologies (101.76%), which soared amid better-than-expected earnings results and greater need for its cell phone components from customers such as Apple (47.93%) and Taiwan Semiconductor (16.32%).

Looking ahead

Given the strong returns generated by the fund over the past two years, it was not surprising that results for the period lagged slightly as investors appeared to focus on downside risks — questioning how much further stocks could appreciate.

In this instance, we believe that market sentiment and concern is disconnected from reality. While global markets have indeed been strong for a number of years, company fundamentals have for the most part supported increases in share prices and valuations. Long-term secular trends that inform many of our investment choices remain solidly in place, unchanged by the occasional bouts of uncertainty. We do believe that market volatility, which has been unusually low over the past year, is likely to tick up as a result of increased uncertainty surrounding the normalization of U.S. monetary policy, China’s growth trajectory, the effectiveness of Abenomics in Japan and geopolitical events. This volatility, while unsettling in the short term, should provide potential opportunities to buy shares of high-quality businesses at attractive prices. And while the outlook for economic growth globally remains uneven, the benefit of New Perspective Fund is the flexibility to pursue this growth, no matter where it occurs. As always, we continue to focus on in-depth company and industry research in our efforts to identify companies that can take advantage of durable, long-term changes in global trade patterns and economic relationships.

We thank you for your continuing commitment to New Perspective Fund.

Sincerely,

Robert W. Lovelace President	Michael Thawley Vice Chairman of the Board

November 5, 2014

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested

(percent invested by country of domicile)

	September 30
	2014	2013

The Americas	48.2%	48.0%
United States	45.5	45.9
Canada	2.1	1.7
Brazil	0.4	0.1
Mexico	0.2	0.3

Europe	31.0	32.5
Euro zone†	14.2	15.3
United Kingdom	7.3	9.0
Denmark	4.8	3.7
Switzerland	4.0	3.9
Sweden	0.5	0.5
Norway	0.2	0.1

Asia/Pacific Basin	12.6	11.7
Japan	6.7	6.7
Hong Kong	1.7	1.3
Taiwan	1.2	1.2
South Korea	1.0	0.8
Australia	0.9	0.9
India	0.9	0.4
Singapore	0.2	0.1
China	—	0.3

Other	1.5	2.1

Short-term securities & other assets less liabilities	6.7	5.7

Total	100.0%	100.0%

†	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

With this report, we bid farewell to Michael Thawley, trustee of New Perspective Fund for the past two years. After serving nine years with Capital Group as an international adviser — and before that five years as Australia’s ambassador to the U.S. — Michael is returning to his home country to take a senior position in the government. As a skilled and thoughtful analyst of political and economic developments around the world, Michael has been instrumental in helping the fund navigate a challenging but fruitful period in its history. We thank him for his dedication to pursuing New Perspective Fund’s mission on behalf of investors.

New Perspective Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $167,738 and reinvested capital gain distributions of $445,118.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

4	New Perspective Fund

How a $10,000 investment has grown

There always have been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

“An investor can look at revenue now because enough companies are reporting it in a way that actually provides clear information. So we think revenue is the best new proxy for where a company does business.”

Rob Lovelace, portfolio manager

A new geography is reshaping global investing.

Location, location, location. In real estate, it means everything. For a good part of the 20th century, location was also an important part of global investing. Knowing where a company had its headquarters could tell you a lot about its future prospects. The outlook for air travel in Europe or an upcoming election in France may have carried substantial weight in the mind of an investor trying to determine whether to buy France’s Airbus or the U.S.’s Boeing.

At the time of New Perspective Fund’s inception in 1973, things had begun to change. Companies were looking to expand, and the liberalization of government policies around the world (including the relaxation of capital controls) would kick off a boom in international trade and world foreign direct investment. Recognizing this important shift, the founders of the fund chose to focus on opportunities created by change — in global trade patterns and economic and political relationships — rather than emphasize certain regions or industries. It was an unconventional approach at the time, but one that proved to be right on the money.

There is no denying that today’s world looks vastly different from the one that confronted the founders of New Perspective Fund more than 40 years ago. Advances in technology, transportation and communication have drastically changed the investment landscape and the definition of what it means to be a global company. “Twenty years ago we used to call a company ‘global’ if it did some business outside its home market. The majority of these global companies would pretty much be marketing in a few other places in addition to their home base, and the revenue they generated from these opportunities was still quite small,” observes Gregg Ireland, the fund’s longest tenured manager. “Now a true global company operates all over the world. It sees the world as its marketplace.”

Indeed, many of today’s large multinationals have fewer ties to their home markets than at any time in the past, and companies with strong heritage brands — Burberry, McDonald’s and BMW — now earn the majority of their revenue outside their original geographic boundaries. Yet despite this tectonic shift, where a company is headquartered remains for many the proxy for where it does business. A luxury apparel retailer based in London is considered European, while an Illinois-based fast-food company is American. But in a world where so many businesses operate on a global basis, country of domicile has become a less relevant measure of potential success or future stock price.

If not location, what then?

But if using a company’s home country as a guide for evaluating its future prospects is

6	New Perspective Fund

made less effective by globalization, how should investors think about the risks and opportunities offered by large- and mid-sized corporations?

Following the spirit of the fund’s founders is the perfect place to start. “It is what we refer to as The New Geography of Investing®,” explains portfolio manager Rob Lovelace. “An investor can look at revenue now because enough companies are reporting it in a way that actually provides clear information. So we think revenue is the best new proxy for where a company does business.”

Through the revenue lens

A look at New Perspective Fund’s portfolio through the revenue lens is helpful in understanding where managers are finding the greatest opportunities — and why defining a company by its mailing address can be misleading.

Take for instance the fund’s exposure to emerging markets. At 6% (as of September 30, 2014), the percent of the fund’s assets invested in companies headquartered in developing economies was near its lowest level in the past 10 years. At the same time, investments in companies in Europe total more than a third of fund assets. It may be tempting to look at these figures and conclude that the fund’s managers feel optimistic about

New Perspective Fund	7

“The idea that in the coming years over a billion people will move into the middle class, entering a stage where they need or desire upscale goods and services, is rather overwhelming.”

Gregg Ireland, portfolio manager

demand growth in Europe and have a rather bleak outlook for emerging markets in the coming years.

However, where companies in the fund are actually doing business, as measured by revenue, reveals a much different picture (see chart below). The percentage of revenue generated from emerging markets was more than 30%, nearly as much as that generated from the United States. The seemingly “outsized” position in European companies appears much smaller when you consider where those companies actually do business. Many of the investments in the fund are in export-oriented European firms that derive a large part of their revenues from emerging markets.

The power of a billion people

The effect of rising affluence in developing countries is a prominent theme that underpins a number of the fund’s current investments.

“The idea that in the coming years over a billion people will move into the middle class, entering a stage where they need or desire upscale goods and services, is rather overwhelming,” says Gregg. “This shift has the potential to be one of the primary engines of global growth over the long term.” Indeed, by the end of the decade, it is estimated that about 440 million people are expected to achieve middle and upper class status in Brazil, Russia and China alone. Moving up the economic ladder alters consumption patterns.

“Rising living standards drive demand for a variety of goods and services, including luxury apparel, automobiles and health care,” says Rob. And while some investors may think the best way to access this opportunity is to invest in companies that have their headquarters in these rapidly expanding areas of the world, that isn’t always the case.

“Interestingly, the way to benefit from opportunities is not so much through local brands because — in many instances — these companies are still trying to figure out what they want to be,” explains Rob. “As a result, they tend to be concentrated in certain areas of the market; examples include the proliferation of local commodity businesses, banks and telecoms. Instead, we have found that many times German, Swiss, French and Japanese companies are in a better position to tap into that fast-growing consumption.”

Air travel provides a perfect example of this phenomenon. As millions of new entrants into the global middle class begin to enjoy a lifestyle that not so long ago seemed unattainable, they are increasingly getting out and seeing the world.

Source: Capital Group (as of September 30, 2014).

Figures may not sum to 100 due to rounding.

8	New Perspective Fund

“I am very excited about long-term growth in air travel. It is accelerating globally, and I think that it could double in the next 15 years, led by emerging markets,” says Gregg. “The drivers are greater wealth, bigger cities and the travel demands of global business.”

While many airlines are focused on a particular nation or region, their suppliers — the companies that make everything from engines to the interior furnishings for planes — are far more geographically diverse in their revenue base (see page 10).

Rising living standards that enable travel and trade in emerging markets are not only beneficial to consumer stocks, but to those companies that help create the infrastructure necessary to fuel economic growth. The construction of reliable roads, rails, electricity and telecommunications are all crucial to getting goods and services to the world’s growing middle class.

Beverages are another example, thanks to the growing global thirst for beer, wine and spirits. “The luxury companies like Pernod Ricard, despite the recent corruption crackdown in China and slowing sales in Russia, are still pretty interesting,” says portfolio manager Noriko Chen. “In general, these spirits companies have amazing business models with very high margins. They are typically well managed and distribute the brands that people in developing countries want to purchase.”

But discretionary spending on luxury items, vacations and non-essential goods and services is not the only area where multinationals stand to benefit from rising incomes. As people generally get wealthier, they tend to want better health care. Between 2011 and 2017, developing

New Perspective Fund	9

Major suppliers for the COMAC C919

Shanghai-based COMAC is looking to be a major player in the airplane manufacturing market. Its narrow-body plane, the C919, will be the largest commercial airliner designed and built in China. While existing orders come from carriers within its own borders, travel on these airlines will truly be a global undertaking.

	County of domicile	What do they make?
Electrical systems
Panasonic Avionics	Japan	External communications systems
Eaton	United States	Cockpit control panels
Honeywell Aerospace	United States	Air data system
Materials
Evonik	Germany	Foam products for rear pressure bulkhead
Hexcel	United States	Carbon fiber for engine fan blades
Cytec Engineered Materials	United States	Adhesives, primers and surfacing films
Airframe systems
Cobham	United Kingdom	Cabin address systems
Rockwell Collins	United States	Integrated surveillance system products
Liebherr-Aerospace	France	Bleed air systems
Power systems
CFM International (joint venture of GE Aviation and Snecma)	United States/France	LEAP 1C-engine
Meggitt	United Kingdom	Fuel oil exchangers for LEAP engine
Honeywell Aerospace	United States	Auxiliary power units

countries are expected to significantly increase their spending on medicine, accounting for about 70% of the projected increase in sales for the leading pharmaceutical companies. Government programs to expand access to treatments play a role — but so does the alarming increase in obesity, which can cause diabetes, high blood pressure and heart disease (see facing page). And because many developing regions lack the advantages taken for granted in so many parts of the world, protecting one’s family from unexpected events has become a top priority. “In many parts of Asia, there’s a real lack of social welfare, personal security and pension benefits. This has been a phenomenal tailwind for select global insurance companies,” explains Noriko.

A fund built for an evolving world

From the way we communicate to the way we shop, the world is undergoing rapid structural change. This change is raising living standards and providing companies with new opportunities. The fund’s inclusive mandate and its ability to pursue these pockets of growth without geographic constraints are, ultimately, what make it so effective.

“At the end of the day, it’s really about finding the best opportunities. It’s about identifying the company with the strongest position and long-term growth potential, combined with valuation and the return dynamics,” reflects San Francisco-based portfolio manager Brady Enright. “Where it happens to be domiciled is a secondary consideration, which I find to be a huge advantage.” ■

10	New Perspective Fund

European pharmaceutical companies benefit from shifts in the developed and the developing world

European pharmaceutical companies can clearly benefit from developing markets because as societies get wealthier, they tend to invest more per capita in health care. This potential for future growth is what makes them so compelling. Take for instance Novo Nordisk, which commands a 50% share of the global insulin market and was the largest holding in the fund’s portfolio as of September 30, 2014. The company is heavily leveraged to the U.S., which accounts for nearly 40% of revenue, as shown in the chart below, but a rising middle class and the westernization of diets in developing economies have sent diabetes rates skyrocketing, providing a potential source for new revenue growth.

Consumers in developing markets are not the only drivers of growth for pharmaceutical businesses. Innovative drugs represent a tremendous source of potential growth, and these treatments are sold almost exclusively in developed markets.

“A number of drugs with enormous potential are in development,” says portfolio manager Jonathan Knowles. “Medical science appears to be on the brink of a paradigm shift in the treatment of many troubling conditions. One area that’s particularly exciting is immunotherapy — medicines that harness the power of the immune system to combat cancers and other diseases.” Regeneron Pharmaceuticals, Roche and Merck are all working on drugs in this area.

Some drugs in development offer the promise of treatments that are much more effective than existing therapies — and it’s not just small biotech firms that are innovating in this area. For example, Switzerland-based Novartis recently reported some remarkable clinical trial data for a new heart drug. Compared to one of the most widely prescribed generic drugs on the market today, the new treatment reportedly reduced cardiovascular deaths by 20%. The United States will be the first market to receive the new drug, and it is expected to account for the bulk of sales during the next decade.

Source: MSCI, Capital Group (as of December 31, 2013).

Figures may not sum to 100 due to rounding.

New Perspective Fund	11

Summary investment portfolio September 30, 2014

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	45.52%
Euro zone*	14.23
United Kingdom	7.30
Japan	6.68
Denmark	4.78
Switzerland	4.02
Canada	2.13
Hong Kong	1.66
South Africa	1.46
Other countries	5.49
Short-term securities & other assets less liabilities	6.73
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.05%	Shares	Value (000)
Consumer discretionary 16.07%
Amazon.com, Inc.[1]	4,149,000	$1,337,803
Home Depot, Inc.	8,058,100	739,250
Naspers Ltd., Class N	5,905,600	651,656
Priceline Group Inc.[1]	501,000	580,449
Toyota Motor Corp.	6,243,000	367,892
Burberry Group PLC	14,039,591	343,908
Walt Disney Co.	3,800,000	338,314
Other securities		4,688,975
		9,048,247

Information technology 14.80%
Google Inc., Class C1	994,400	574,127
Google Inc., Class A1	783,500	461,019
Microsoft Corp.	19,592,673	908,316
ASML Holding NV	5,538,381	551,366
ASML Holding NV (New York registered)	2,564,870	253,460
Taiwan Semiconductor Manufacturing Co. Ltd.	161,757,994	638,109
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,000,000	60,540
Avago Technologies Ltd.	5,681,000	494,247
VeriSign, Inc.[1,2]	8,077,444	445,229
Murata Manufacturing Co., Ltd.	3,763,300	427,886
Naver Corp.	508,013	388,502
Other securities		3,132,062
		8,334,863

Health care 13.91%
Novo Nordisk A/S, Class B	56,236,585	2,690,860
Bayer AG	5,041,857	706,224
Gilead Sciences, Inc.[1]	6,119,500	651,421
Regeneron Pharmaceuticals, Inc.[1]	1,747,700	630,081
Novartis AG	5,145,467	485,874
Roche Holding AG	1,581,300	468,908
Merck & Co., Inc.	7,730,000	458,234
Vertex Pharmaceuticals Inc.[1]	3,691,000	414,536
Other securities		1,322,862
		7,829,000

Industrials 12.22%
Delta Air Lines, Inc.	20,000,000	723,000
United Continental Holdings, Inc.[1]	13,800,000	645,702
United Technologies Corp.	5,227,900	552,066
Boeing Co.	3,967,300	505,355
Airbus Group NV	7,116,724	447,821

12	New Perspective Fund

Common stocks	Shares	Value (000)
Rolls-Royce Holdings PLC[1]	23,653,000	$369,838
General Electric Co.	13,760,300	352,539
American Airlines Group Inc.	9,713,095	344,621
Other securities		2,940,507
		6,881,449

Financials 12.15%
AIA Group Ltd.	125,061,400	646,660
CME Group Inc., Class A	7,249,132	579,604
ACE Ltd.	5,033,800	527,895
American Express Co.	5,750,000	503,355
JPMorgan Chase & Co.	7,220,000	434,933
ORIX Corp.	30,792,440	424,791
Prudential PLC	18,486,141	412,371
ICICI Bank Ltd. (ADR)	5,983,700	293,800
ICICI Bank Ltd.	2,800,000	64,992
Goldman Sachs Group, Inc.	1,828,700	335,694
Other securities		2,616,874
		6,840,969

Consumer staples 10.18%
British American Tobacco PLC	10,747,500	606,680
Associated British Foods PLC	12,580,056	546,359
Pernod Ricard SA	4,525,917	512,423
Nestlé SA	6,859,600	504,752
Philip Morris International Inc.	4,299,000	358,537
Other securities		3,205,005
		5,733,756

Energy 3.72%
Oil Search Ltd.	45,007,021	351,501
Other securities		1,745,284
		2,096,785

Telecommunication services 1.21%
SoftBank Corp.	6,227,300	436,578
Other securities		244,531
		681,109

Other 4.02%
Other securities		2,263,723

Miscellaneous 4.77%
Other common stocks in initial period of acquisition		2,685,824

Total common stocks (cost: $32,613,521,000)		52,395,725

Rights & warrants 0.00%
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		285

Total rights & warrants (cost: $290,000)		285

Convertible bonds 0.01%	Principal amount (000)
Consumer staples 0.01%
Other securities		4,073

Total convertible bonds (cost: $5,605,000)		4,073

New Perspective Fund	13

Bonds, notes & other debt instruments 0.21%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.21%
Other securities		$116,406

Total bonds, notes & other debt instruments (cost: $116,291,000)		116,406

Short-term securities 6.59%
Fannie Mae 0.05%-0.16% due 12/2/2014-7/3/2015	$741,300	741,096
Federal Home Loan Bank 0.07%-0.15% due 10/3/2014-7/16/2015	866,428	866,361
Freddie Mac 0.07%-0.17% due 10/1/2014-8/18/2015	840,500	840,299
Other securities		1,261,455

Total short-term securities (cost: $3,708,728,000)		3,709,211
Total investment securities 99.86% (cost: $36,444,435,000)		56,225,700
Other assets less liabilities 0.14%		79,972
Net assets 100.00%		$56,305,672

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $1,072,690,000, which represented 1.91% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

14	New Perspective Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $449,593,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2014 (000)
Sales:
Japanese yen	10/6/2014	Bank of America, N.A.	$28,551	¥3,000,000	$1,196
Japanese yen	10/10/2014	HSBC Bank	$37,934	¥3,850,000	2,829
Japanese yen	10/31/2014	Citibank	$85,970	¥9,400,000	243
Japanese yen	11/14/2014	Bank of New York Mellon	$59,357	¥6,065,000	4,040
Japanese yen	11/14/2014	Citibank	$20,551	¥2,100,000	1,397
Japanese yen	12/4/2014	Bank of America, N.A.	$202,793	¥21,300,000	8,483
					$18,188

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2014 (000)
VeriSign, Inc.[1]	6,152,044	1,925,400	—	8,077,444	$—	$445,229
Burberry Group PLC[3]	22,300,991	400,000	8,661,400	14,039,591	10,443	—
					$10,443	$445,229

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 9/30/2014.

Key to abbreviation and symbol

ADR = American Depositary Receipts

¥ = Japanese yen

See Notes to Financial Statements

New Perspective Fund	15

Financial statements

Statement of assets and liabilities
at September 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $36,075,823)	$55,780,471
Affiliated issuers (cost: $368,612)	445,229	$56,225,700
Cash denominated in currencies other than U.S. dollars (cost: $8,773)		8,769
Cash		2,070
Unrealized appreciation on open forward currency contracts		18,188
Receivables for:
Sales of investments	164,436
Sales of fund’s shares	48,500
Dividends and interest	84,912	297,848
		56,552,575
Liabilities:
Payables for:
Purchases of investments	142,093
Repurchases of fund’s shares	60,162
Investment advisory services	18,062
Services provided by related parties	16,338
Trustees’ deferred compensation	4,294
Other	5,954	246,903
Net assets at September 30, 2014		$56,305,672

Net assets consist of:
Capital paid in on shares of beneficial interest		$32,913,974
Undistributed net investment income		301,356
Undistributed net realized gain		3,296,116
Net unrealized appreciation		19,794,226
Net assets at September 30, 2014		$56,305,672

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,480,985 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$36,423,906	955,627		$38.12
Class B	195,962	5,214		37.58
Class C	1,376,892	37,307		36.91
Class F-1	1,203,186	31,735		37.91
Class F-2	2,166,157	56,844		38.11
Class 529-A	1,516,256	40,161		37.75
Class 529-B	28,515	766		37.24
Class 529-C	340,525	9,230		36.89
Class 529-E	72,613	1,942		37.39
Class 529-F-1	60,162	1,594		37.74
Class R-1	101,742	2,776		36.65
Class R-2	595,017	16,113		36.93
Class R-2E	10	—	*	38.12
Class R-3	1,669,857	44,719		37.34
Class R-4	1,851,498	49,122		37.69
Class R-5	1,386,250	36,333		38.15
Class R-6	7,317,124	191,502		38.21

* Amount less than one thousand.

See Notes to Financial Statements

16	New Perspective Fund

Statement of operations
for the year ended September 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $64,092; also includes $10,443 from affiliates)	$967,809
Interest	5,019	$972,828
Fees and expenses*:
Investment advisory services	213,915
Distribution services	131,786
Transfer agent services	56,714
Administrative services	13,145
Reports to shareholders	1,993
Registration statement and prospectus	915
Trustees’ compensation	997
Auditing and legal	186
Custodian	3,607
Other	2,139	425,397
Net investment income		547,431

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,348; also includes $28,661 net gain from affiliates)	3,341,315
Forward currency contracts	24,075
Currency transactions	(7,457)	3,357,933
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $3,152)	1,315,637
Forward currency contracts	21,184
Currency translations	(3,296)	1,333,525
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		4,691,458

Net increase in net assets resulting from operations		$5,238,889

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

New Perspective Fund	17

Statements of changes in net assets
	(dollars in thousands)

	Year ended September 30
	2014	2013
Operations:
Net investment income	$547,431	$484,366
Net realized gain on investments, forward currency contracts and currency transactions	3,357,933	3,074,847
Net unrealized appreciation on investments, forward currency contracts and currency translations	1,333,525	5,647,781
Net increase in net assets resulting from operations	5,238,889	9,206,994

Dividends and distributions paid to shareholders:
Dividends from net investment income	(426,410)	(460,157)
Distributions from net realized gain on investments	(2,488,189)	—
Total dividends and distributions paid to shareholders	(2,914,599)	(460,157)

Net capital share transactions	2,287,346	(311,024)

Total increase in net assets	4,611,636	8,435,813

Net assets:
Beginning of year	51,694,036	43,258,223
End of year (including undistributed net investment income: $301,356 and $357,483, respectively)	$56,305,672	$51,694,036

See Notes to Financial Statements

18	New Perspective Fund

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

New Perspective Fund	19

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

20	New Perspective Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$9,048,247	$—	$—	$9,048,247
Information technology	8,334,863	—	—	8,334,863
Health care	7,829,000	—	—	7,829,000
Industrials	6,881,449	—	—	6,881,449
Financials	6,840,969	—	—	6,840,969
Consumer staples	5,733,756	—	—	5,733,756
Energy	2,096,785	—	—	2,096,785
Telecommunication services	681,109	—	—	681,109
Other	2,263,723	—	—	2,263,723
Miscellaneous	2,685,824	—	—	2,685,824
Rights & warrants	285	—	—	285
Convertible bonds	—	4,073	—	4,073
Bonds, notes & other debt instruments	—	116,406	—	116,406
Short-term securities	—	3,709,211	—	3,709,211
Total	$52,396,010	$3,829,690	$—	$56,225,700

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$18,188	$—	$18,188

*	Forward currency contracts are not included in the investment portfolio.

New Perspective Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

22	New Perspective Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of September 30, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$18,188	Unrealized depreciation on open forward currency contracts	$—

	Net realized gain		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$24,075	Net unrealized appreciation on forward currency contracts	$21,184

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of September 30, 2014 (dollars in thousands):

	Gross amounts	Gross amounts not offset in the statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$9,679	$—	$(8,902)	$—	$777
Bank of New York Mellon	4,040	—	(3,851)	—	189
Citibank	1,640	—	(1,640)	—	—
HSBC Bank	2,829	—	(2,546)	—	283
Total	$18,188	$—	$(16,939)	$—	$1,249

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

New Perspective Fund	23

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2014, the fund reclassified $191,954,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $14,806,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$331,777
Undistributed long-term capital gains	3,365,123
Gross unrealized appreciation on investment securities	20,667,879
Gross unrealized depreciation on investment securities	(963,561)
Net unrealized appreciation on investment securities	19,704,318
Cost of investment securities	36,521,382

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2014			Year ended September 30, 2013
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$280,895	$1,640,426	$1,921,321	$317,926	$—	$317,926
Class B	—	12,763	12,763	323	—	323
Class C	848	65,440	66,288	3,414	—	3,414
Class F-1	9,609	60,511	70,120	10,848	—	10,848
Class F-2	15,742	69,454	85,196	11,587	—	11,587
Class 529-A	10,501	66,972	77,473	11,820	—	11,820
Class 529-B	—	1,782	1,782	—	—	—
Class 529-C	80	15,690	15,770	777	—	777
Class 529-E	353	3,311	3,664	461	—	461
Class 529-F-1	499	2,474	2,973	470	—	470
Class R-1	121	4,581	4,702	272	—	272
Class R-2	621	28,798	29,419	1,870	—	1,870
Class R-2E*	—	—	—
Class R-3	8,712	79,005	87,717	10,925	—	10,925
Class R-4	13,609	79,980	93,589	14,941	—	14,941
Class R-5	14,172	62,229	76,401	16,866	—	16,866
Class R-6	70,648	294,773	365,421	57,657	—	57,657
Total	$426,410	$2,488,189	$2,914,599	$460,157	$—	$460,157

*	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

24	New Perspective Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the year ended September 30, 2014, the investment advisory services fee was $213,915,000, which was equivalent to an annualized rate of 0.383% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Virginia College Savings Plan (Virginia529) is not considered a related party to the fund.

New Perspective Fund	25

For the year ended September 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$85,889	$42,345		$3,660		Not applicable
Class B	2,460	281		Not applicable		Not applicable
Class C	13,997	1,538		702		Not applicable
Class F-1	3,408	1,706		682		Not applicable
Class F-2	Not applicable	1,566		850		Not applicable
Class 529-A	3,261	1,326		751		$1,400
Class 529-B	347	37		17		33
Class 529-C	3,388	325		171		318
Class 529-E	362	41		36		68
Class 529-F-1	—	51		29		54
Class R-1	1,008	107		50		Not applicable
Class R-2	4,577	2,151		308		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	8,530	2,712		856		Not applicable
Class R-4	4,559	1,861		914		Not applicable
Class R-5	Not applicable	643		693		Not applicable
Class R-6	Not applicable	24		3,426		Not applicable
Total class-specific expenses	$131,786	$56,714		$13,145		$1,873

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $997,000 in the fund’s statement of operations includes $337,000 in current fees (either paid in cash or deferred) and a net increase of $660,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$2,465,044	65,153		$1,873,688	50,300	$(3,979,795)	(104,973)	$358,937	10,480
Class B	4,801	128		12,664	343	(120,926)	(3,238)	(103,461)	(2,767)
Class C	234,834	6,393		64,888	1,788	(333,591)	(9,076)	(33,869)	(895)
Class F-1	430,710	11,466		68,901	1,859	(749,886)	(19,714)	(250,275)	(6,389)
Class F-2	1,125,370	29,519		80,259	2,158	(266,623)	(7,041)	939,006	24,636
Class 529-A	156,804	4,179		77,456	2,098	(158,952)	(4,218)	75,308	2,059
Class 529-B	577	16		1,781	49	(15,550)	(420)	(13,192)	(355)
Class 529-C	39,423	1,071		15,768	435	(44,863)	(1,216)	10,328	290
Class 529-E	7,399	200		3,663	100	(9,655)	(259)	1,407	41
Class 529-F-1	13,154	350		2,972	81	(8,118)	(216)	8,008	215
Class R-1	20,899	574		4,701	130	(19,684)	(537)	5,916	167
Class R-2	117,248	3,190		29,403	810	(175,627)	(4,769)	(28,976)	(769)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	345,373	9,292		87,653	2,395	(457,943)	(12,314)	(24,917)	(627)
Class R-4	429,833	11,506		93,570	2,539	(388,328)	(10,372)	135,075	3,673
Class R-5	337,947	8,949		76,276	2,050	(363,245)	(9,636)	50,978	1,363
Class R-6	1,775,502	46,811		364,456	9,784	(982,895)	(25,909)	1,157,063	30,686
Total net increase (decrease)	$7,504,928	198,797		$2,858,099	76,919	$(8,075,681)	(213,908)	$2,287,346	61,808

26	New Perspective Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$2,345,405	70,567	$307,830	9,911	$(3,971,360)	(121,062)	$(1,318,125)	(40,584)
Class B	5,972	182	320	10	(149,315)	(4,614)	(143,023)	(4,422)
Class C	178,914	5,499	3,329	110	(268,401)	(8,359)	(86,158)	(2,750)
Class F-1	378,029	11,397	10,615	343	(353,424)	(11,082)	35,220	658
Class F-2	538,509	16,543	10,449	337	(227,008)	(6,819)	321,950	10,061
Class 529-A	150,966	4,616	11,816	383	(153,707)	(4,694)	9,075	305
Class 529-B	875	27	—	—	(19,629)	(610)	(18,754)	(583)
Class 529-C	36,198	1,124	777	26	(42,307)	(1,317)	(5,332)	(167)
Class 529-E	6,830	210	461	15	(9,766)	(302)	(2,475)	(77)
Class 529-F-1	13,027	396	470	16	(7,812)	(235)	5,685	177
Class R-1	16,836	525	272	9	(24,022)	(766)	(6,914)	(232)
Class R-2	130,762	4,064	1,867	61	(178,211)	(5,562)	(45,582)	(1,437)
Class R-3	391,534	12,091	10,920	357	(366,015)	(11,328)	36,439	1,120
Class R-4	384,883	11,848	14,938	486	(359,685)	(11,051)	40,136	1,283
Class R-5	353,755	10,770	16,834	543	(584,025)	(17,603)	(213,436)	(6,290)
Class R-6	1,557,652	46,728	57,475	1,850	(534,857)	(16,065)	1,080,270	32,513
Total net increase (decrease)	$6,490,147	196,587	$448,373	14,457	$(7,249,544)	(221,469)	$(311,024)	(10,425)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,019,379,000 and $13,958,561,000, respectively, during the year ended September 30, 2014.

New Perspective Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 9/30/2014	$36.52	$.37	$3.28	$3.65	$(.30)	$(1.75)	$(2.05)	$38.12	10.13%	$36,424	.76%	.98%
Year ended 9/30/2013	30.34	.34	6.17	6.51	(.33)	—	(.33)	36.52	21.65	34,514	.79	1.04
Year ended 9/30/2012	24.88	.31	5.44	5.75	(.29)	—	(.29)	30.34	23.27	29,906	.80	1.11
Year ended 9/30/2011	26.54	.29	(1.66)	(1.37)	(.29)	—	(.29)	24.88	(5.30)	26,896	.77	1.02
Year ended 9/30/2010	24.63	.29	1.93	2.22	(.31)	—	(.31)	26.54	9.05	31,425	.79	1.14
Class B:
Year ended 9/30/2014	36.02	.08	3.23	3.31	—	(1.75)	(1.75)	37.58	9.28	196	1.51	.21
Year ended 9/30/2013	29.86	.09	6.10	6.19	(.03)	—	(.03)	36.02	20.75	287	1.54	.27
Year ended 9/30/2012	24.42	.08	5.37	5.45	(.01)	—	(.01)	29.86	22.31	370	1.56	.31
Year ended 9/30/2011	26.02	.07	(1.63)	(1.56)	(.04)	—	(.04)	24.42	(6.00)	507	1.54	.24
Year ended 9/30/2010	24.15	.08	1.91	1.99	(.12)	—	(.12)	26.02	8.25	769	1.55	.34
Class C:
Year ended 9/30/2014	35.43	.07	3.18	3.25	(.02)	(1.75)	(1.77)	36.91	9.28	1,377	1.55	.18
Year ended 9/30/2013	29.44	.08	6.00	6.08	(.09)	—	(.09)	35.43	20.69	1,354	1.59	.24
Year ended 9/30/2012	24.12	.08	5.29	5.37	(.05)	—	(.05)	29.44	22.27	1,206	1.60	.30
Year ended 9/30/2011	25.76	.06	(1.62)	(1.56)	(.08)	—	(.08)	24.12	(6.08)	1,191	1.58	.22
Year ended 9/30/2010	23.95	.08	1.88	1.96	(.15)	—	(.15)	25.76	8.19	1,404	1.59	.34
Class F-1:
Year ended 9/30/2014	36.34	.35	3.25	3.60	(.28)	(1.75)	(2.03)	37.91	10.04	1,203	.82	.94
Year ended 9/30/2013	30.19	.33	6.14	6.47	(.32)	—	(.32)	36.34	21.62	1,385	.82	1.00
Year ended 9/30/2012	24.76	.31	5.40	5.71	(.28)	—	(.28)	30.19	23.24	1,131	.82	1.11
Year ended 9/30/2011	26.42	.28	(1.65)	(1.37)	(.29)	—	(.29)	24.76	(5.34)	946	.81	1.00
Year ended 9/30/2010	24.53	.28	1.92	2.20	(.31)	—	(.31)	26.42	9.04	1,002	.81	1.13
Class F-2:
Year ended 9/30/2014	36.52	.46	3.28	3.74	(.40)	(1.75)	(2.15)	38.11	10.38	2,166	.54	1.21
Year ended 9/30/2013	30.35	.44	6.15	6.59	(.42)	—	(.42)	36.52	21.97	1,176	.54	1.31
Year ended 9/30/2012	24.90	.39	5.42	5.81	(.36)	—	(.36)	30.35	23.56	672	.54	1.37
Year ended 9/30/2011	26.57	.36	(1.67)	(1.31)	(.36)	—	(.36)	24.90	(5.10)	508	.55	1.28
Year ended 9/30/2010	24.67	.36	1.92	2.28	(.38)	—	(.38)	26.57	9.32	390	.55	1.42
Class 529-A:
Year ended 9/30/2014	36.20	.34	3.23	3.57	(.27)	(1.75)	(2.02)	37.75	10.01	1,516	.85	.90
Year ended 9/30/2013	30.08	.32	6.11	6.43	(.31)	—	(.31)	36.20	21.57	1,379	.87	.96
Year ended 9/30/2012	24.68	.29	5.38	5.67	(.27)	—	(.27)	30.08	23.16	1,137	.88	1.05
Year ended 9/30/2011	26.35	.27	(1.66)	(1.39)	(.28)	—	(.28)	24.68	(5.40)	911	.85	.96
Year ended 9/30/2010	24.46	.27	1.92	2.19	(.30)	—	(.30)	26.35	9.01	911	.85	1.10
Class 529-B:
Year ended 9/30/2014	35.75	.03	3.21	3.24	—	(1.75)	(1.75)	37.24	9.15	29	1.64	.08
Year ended 9/30/2013	29.64	.05	6.06	6.11	—	—	—	35.75	20.61	40	1.66	.15
Year ended 9/30/2012	24.26	.05	5.33	5.38	—	—	—	29.64	22.18	51	1.68	.20
Year ended 9/30/2011	25.87	.04	(1.63)	(1.59)	(.02)	—	(.02)	24.26	(6.15)	64	1.65	.13
Year ended 9/30/2010	24.04	.06	1.89	1.95	(.12)	—	(.12)	25.87	8.14	92	1.65	.26

28	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 9/30/2014	$35.43	$.04	$3.18	$3.22	$(.01)	$(1.75)	$(1.76)	$36.89	9.18%	$341		1.63%		.11%
Year ended 9/30/2013	29.46	.06	6.00	6.06	(.09)	—	(.09)	35.43	20.61	317		1.66		.17
Year ended 9/30/2012	24.17	.07	5.28	5.35	(.06)	—	(.06)	29.46	22.16	268		1.67		.25
Year ended 9/30/2011	25.82	.05	(1.62)	(1.57)	(.08)	—	(.08)	24.17	(6.11)	220		1.64		.17
Year ended 9/30/2010	24.01	.07	1.88	1.95	(.14)	—	(.14)	25.82	8.13	227		1.65		.30
Class 529-E:
Year ended 9/30/2014	35.87	.24	3.22	3.46	(.19)	(1.75)	(1.94)	37.39	9.75	73		1.09		.65
Year ended 9/30/2013	29.81	.23	6.07	6.30	(.24)	—	(.24)	35.87	21.27	68		1.12		.71
Year ended 9/30/2012	24.46	.22	5.33	5.55	(.20)	—	(.20)	29.81	22.81	59		1.14		.78
Year ended 9/30/2011	26.11	.19	(1.63)	(1.44)	(.21)	—	(.21)	24.46	(5.62)	49		1.13		.68
Year ended 9/30/2010	24.26	.20	1.89	2.09	(.24)	—	(.24)	26.11	8.66	51		1.14		.81
Class 529-F-1:
Year ended 9/30/2014	36.18	.42	3.24	3.66	(.35)	(1.75)	(2.10)	37.74	10.27	60		.63		1.12
Year ended 9/30/2013	30.07	.39	6.10	6.49	(.38)	—	(.38)	36.18	21.80	50		.65		1.18
Year ended 9/30/2012	24.68	.36	5.37	5.73	(.34)	—	(.34)	30.07	23.43	36		.67		1.27
Year ended 9/30/2011	26.34	.35	(1.67)	(1.32)	(.34)	—	(.34)	24.68	(5.18)	26		.64		1.22
Year ended 9/30/2010	24.44	.33	1.92	2.25	(.35)	—	(.35)	26.34	9.25	20		.64		1.32
Class R-1:
Year ended 9/30/2014	35.21	.07	3.17	3.24	(.05)	(1.75)	(1.80)	36.65	9.28	102		1.55		.20
Year ended 9/30/2013	29.27	.08	5.96	6.04	(.10)	—	(.10)	35.21	20.70	92		1.56		.26
Year ended 9/30/2012	24.01	.10	5.24	5.34	(.08)	—	(.08)	29.27	22.30	83		1.57		.36
Year ended 9/30/2011	25.66	.07	(1.61)	(1.54)	(.11)	—	(.11)	24.01	(6.06)	67		1.57		.25
Year ended 9/30/2010	23.87	.09	1.87	1.96	(.17)	—	(.17)	25.66	8.24	69		1.58		.39
Class R-2:
Year ended 9/30/2014	35.46	.07	3.19	3.26	(.04)	(1.75)	(1.79)	36.93	9.28	595		1.54		.20
Year ended 9/30/2013	29.47	.10	6.00	6.10	(.11)	—	(.11)	35.46	20.74	599		1.53		.30
Year ended 9/30/2012	24.15	.09	5.29	5.38	(.06)	—	(.06)	29.47	22.32	540		1.58		.33
Year ended 9/30/2011	25.79	.07	(1.62)	(1.55)	(.09)	—	(.09)	24.15	(6.07)	492		1.57		.24
Year ended 9/30/2010	23.97	.08	1.88	1.96	(.14)	—	(.14)	25.79	8.20	563		1.61		.33
Class R-2E:
Period from 8/29/2014 to 9/30/2014[4,5]	39.03	.03	(.94)	(.91)	—	—	—	38.12	(2.33)	—	[6]	.05	[7]	.08	[7]
Class R-3:
Year ended 9/30/2014	35.83	.24	3.21	3.45	(.19)	(1.75)	(1.94)	37.34	9.75	1,670		1.10		.64
Year ended 9/30/2013	29.79	.24	6.05	6.29	(.25)	—	(.25)	35.83	21.25	1,625		1.11		.73
Year ended 9/30/2012	24.43	.22	5.34	5.56	(.20)	—	(.20)	29.79	22.87	1,317		1.12		.80
Year ended 9/30/2011	26.08	.20	(1.64)	(1.44)	(.21)	—	(.21)	24.43	(5.62)	1,068		1.11		.70
Year ended 9/30/2010	24.23	.20	1.90	2.10	(.25)	—	(.25)	26.08	8.71	1,159		1.12		.82

See page 30 for footnotes.

New Perspective Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 9/30/2014	$36.14	$.36	$3.24	$3.60	$(.30)	$(1.75)	$(2.05)	$37.69	10.09%	$1,851	.80%	.95%
Year ended 9/30/2013	30.04	.34	6.10	6.44	(.34)	—	(.34)	36.14	21.63	1,643	.80	1.03
Year ended 9/30/2012	24.64	.31	5.37	5.68	(.28)	—	(.28)	30.04	23.25	1,327	.81	1.12
Year ended 9/30/2011	26.30	.29	(1.66)	(1.37)	(.29)	—	(.29)	24.64	(5.34)	1,039	.81	1.01
Year ended 9/30/2010	24.43	.28	1.91	2.19	(.32)	—	(.32)	26.30	9.01	1,039	.81	1.12
Class R-5:
Year ended 9/30/2014	36.55	.48	3.27	3.75	(.40)	(1.75)	(2.15)	38.15	10.41	1,386	.49	1.26
Year ended 9/30/2013	30.37	.45	6.15	6.60	(.42)	—	(.42)	36.55	21.99	1,278	.50	1.35
Year ended 9/30/2012	24.91	.40	5.43	5.83	(.37)	—	(.37)	30.37	23.64	1,253	.50	1.41
Year ended 9/30/2011	26.57	.37	(1.66)	(1.29)	(.37)	—	(.37)	24.91	(5.04)	1,037	.51	1.29
Year ended 9/30/2010	24.66	.32	1.97	2.29	(.38)	—	(.38)	26.57	9.34	1,241	.51	1.29
Class R-6:
Year ended 9/30/2014	36.60	.49	3.29	3.78	(.42)	(1.75)	(2.17)	38.21	10.48	7,317	.45	1.30
Year ended 9/30/2013	30.41	.46	6.17	6.63	(.44)	—	(.44)	36.60	22.05	5,887	.45	1.38
Year ended 9/30/2012	24.95	.41	5.43	5.84	(.38)	—	(.38)	30.41	23.67	3,902	.46	1.47
Year ended 9/30/2011	26.61	.40	(1.68)	(1.28)	(.38)	—	(.38)	24.95	(4.99)	2,896	.46	1.38
Year ended 9/30/2010	24.67	.41	1.89	2.30	(.36)	—	(.36)	26.61	9.40	2,437	.46	1.63

	Year ended September 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	25%	30%	16%	24%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.
[7]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

30	New Perspective Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of New Perspective Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

November 5, 2014

New Perspective Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2014, through September 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	New Perspective Fund

	Beginning account value 4/1/2014	Ending account value 9/30/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,012.20	$3.78	.75%
Class A — assumed 5% return	1,000.00	1,021.31	3.80	.75
Class B — actual return	1,000.00	1,008.31	7.55	1.50
Class B — assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class C — actual return	1,000.00	1,008.20	7.80	1.55
Class C — assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class F-1 — actual return	1,000.00	1,011.74	4.14	.82
Class F-1 — assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 — actual return	1,000.00	1,013.31	2.73	.54
Class F-2 — assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-A — actual return	1,000.00	1,011.51	4.24	.84
Class 529-A — assumed 5% return	1,000.00	1,020.86	4.26	.84
Class 529-B — actual return	1,000.00	1,007.57	8.20	1.63
Class 529-B — assumed 5% return	1,000.00	1,016.90	8.24	1.63
Class 529-C — actual return	1,000.00	1,007.65	8.15	1.62
Class 529-C — assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class 529-E — actual return	1,000.00	1,010.28	5.49	1.09
Class 529-E — assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class 529-F-1 — actual return	1,000.00	1,012.87	3.13	.62
Class 529-F-1 — assumed 5% return	1,000.00	1,021.96	3.14	.62
Class R-1 — actual return	1,000.00	1,008.24	7.80	1.55
Class R-1 — assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-2 — actual return	1,000.00	1,008.19	7.75	1.54
Class R-2 — assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2E — actual return†	1,000.00	976.67	.56	.65
Class R-2E — assumed 5% return†	1,000.00	1,021.81	3.29	.65
Class R-3 — actual return	1,000.00	1,010.27	5.54	1.10
Class R-3 — assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-4 — actual return	1,000.00	1,011.83	4.03	.80
Class R-4 — assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5 — actual return	1,000.00	1,013.26	2.47	.49
Class R-5 — assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 — actual return	1,000.00	1,013.79	2.27	.45
Class R-6 — assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

New Perspective Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2014:

Foreign taxes	$0.04 per share
Foreign source income	$0.48 per share
Long-term capital gains	$2,488,189,000
Qualified dividend income	100%
Corporate dividends received deduction	$391,953,000
U.S. government income that may be exempt from state taxation	$649,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

34	New Perspective Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Elisabeth Allison, 68	1991	Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C.L. Chang, 62	2000	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 54	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Dolby Laboratories, Inc.
Pablo R. González Guajardo, 47	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	3	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
Koichi Itoh, 74 Chairman of the Board (Independent and Non-Executive)	1994	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 72	1987	President Emeritus and former CEO, American Public Media	10	None
William I. Miller, 58	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.
Alessandro Ovi, 70	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael J. Thawley, 64 Vice Chairman of the Board	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.[6]	5	None
Robert W. Lovelace, 52 President	2001	President and Director, Capital Research and Management Company; Senior Vice President — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None
Gregg E. Ireland, 64 Senior Vice President	1991	Senior Vice President — Capital World Investors, Capital Research and Management Company	1	None

See page 36 for footnotes.

New Perspective Fund	35

Chairman emeritus

Walter P. Stern, 86	Vice Chairman of the Board, Capital International, Inc.[6]

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joanna F. Jonsson, 51 Senior Vice President	2008	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company[6]
Walter R. Burkley, 48 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Brady L. Enright, 47 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company
F. Galen Hoskin, 50 Vice President	2003	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Jonathan Knowles, Ph.D., 53 Vice President	1998	Senior Vice President — Capital World Investors, Capital International, Inc.[6]
Michael W. Stockton, 47 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 42 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 48 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 40 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	New Perspective Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, CA 94111-5994

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2014, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$ 114,000
2014	$ 118,000

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$ 8,000
2014	$ 18,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$ 32,000
2014	$ 44,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$ 2,000
2014	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $42,000 for fiscal year 2013 and $64,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio
September 30, 2014
Common stocks 93.05% Consumer discretionary 16.07%	Shares	Value (000)
Amazon.com, Inc.[1]	4,149,000	$1,337,803
Home Depot, Inc.	8,058,100	739,250
Naspers Ltd., Class N	5,905,600	651,656
Priceline Group Inc.[1]	501,000	580,449
Liberty Global PLC, Class C1	6,189,400	253,858
Liberty Global PLC, Class A1	5,103,800	217,116
Toyota Motor Corp.	6,243,000	367,892
Burberry Group PLC	14,039,591	343,908
Walt Disney Co.	3,800,000	338,314
Swatch Group Ltd, non-registered shares	473,568	225,251
Swatch Group Ltd	759,270	66,487
Time Warner Inc.	3,441,700	258,850
MGM Resorts International[1]	11,125,000	253,427
Industria de Diseño Textil, SA	8,771,065	242,338
CBS Corp., Class B	4,465,000	238,877
Twenty-First Century Fox, Inc., Class A	6,700,000	229,743
Honda Motor Co., Ltd.	6,229,800	215,849
Carnival Corp., units	5,135,000	206,273
Publicis Groupe SA	2,884,039	198,053
Tiffany & Co.	1,884,100	181,458
Royal Caribbean Cruises Ltd.	2,650,000	178,318
Delphi Automotive PLC	2,575,800	158,000
adidas AG	1,964,678	147,028
Starbucks Corp.	1,917,800	144,717
Expedia, Inc.	1,650,000	144,573
Johnson Controls, Inc.	3,178,400	139,850
Wynn Macau, Ltd.	30,410,800	96,737
Las Vegas Sands Corp.	1,547,200	96,251
NIKE, Inc., Class B	1,000,000	89,200
Ford Motor Co.	6,000,000	88,740
LVMH Moët Hennessey-Louis Vuitton SA	529,400	86,056
DENSO Corp.	1,855,900	85,540
Daimler AG	1,060,700	81,361
Suzuki Motor Corp.	2,285,200	75,750
lululemon athletica inc.[1]	1,546,100	64,952
Christian Dior SA	370,000	62,014
AB Electrolux, Series B	1,826,700	48,325
Coach, Inc.	1,270,000	45,225
Hyundai Mobis Co., Ltd.	140,700	34,267
Nokian Renkaat Oyj	612,990	18,489
Arcos Dorados Holdings Inc., Class A	2,676,000	16,002
		9,048,247
New Perspective Fund — Page 1 of 7

Common stocks Information technology 14.80%	Shares	Value (000)
Google Inc., Class C1	994,400	$574,127
Google Inc., Class A1	783,500	461,019
Microsoft Corp.	19,592,673	908,316
ASML Holding NV	5,538,381	551,366
ASML Holding NV (New York registered)	2,564,870	253,460
Taiwan Semiconductor Manufacturing Co. Ltd.	161,757,994	638,109
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,000,000	60,540
Avago Technologies Ltd.	5,681,000	494,247
VeriSign, Inc.[1,2]	8,077,444	445,229
Murata Manufacturing Co., Ltd.	3,763,300	427,886
Naver Corp.	508,013	388,502
Texas Instruments Inc.	7,038,662	335,674
MasterCard Inc., Class A	3,630,000	268,330
Alcatel-Lucent[1]	83,349,330	258,659
Visa Inc., Class A	1,136,300	242,452
Cisco Systems, Inc.	8,000,000	201,360
ARM Holdings PLC	12,340,283	181,249
Amphenol Corp., Class A	1,795,422	179,291
Hewlett-Packard Co.	5,000,000	177,350
OMRON Corp.	3,880,000	176,179
salesforce.com, inc.[1]	2,687,000	154,583
Trend Micro Inc.	4,259,800	144,097
Oracle Corp.	3,276,300	125,417
Jabil Circuit, Inc.	6,048,500	121,998
Nintendo Co., Ltd.	1,120,800	121,916
Samsung Electronics Co. Ltd.	76,500	85,834
Analog Devices, Inc.	1,700,000	84,133
Apple Inc.	826,000	83,220
TDK Corp.	1,152,400	64,305
Infineon Technologies AG	4,050,000	41,910
TE Connectivity Ltd.	521,875	28,854
Rackspace Hosting, Inc.[1]	885,008	28,807
Gemalto NV	288,071	26,444
		8,334,863
Health care 13.91%
Novo Nordisk A/S, Class B	56,236,585	2,690,860
Bayer AG	5,041,857	706,224
Gilead Sciences, Inc.[1]	6,119,500	651,421
Regeneron Pharmaceuticals, Inc.[1]	1,747,700	630,081
Novartis AG	5,145,467	485,874
Roche Holding AG	1,581,300	468,908
Merck & Co., Inc.	7,730,000	458,234
Vertex Pharmaceuticals Inc.[1]	3,691,000	414,536
Bristol-Myers Squibb Co.	6,507,500	333,054
Grifols, SA, Class B (ADR)	3,944,500	138,570
Grifols, SA, Class B, non-registered shares	3,501,222	124,707
Cerner Corp.[1]	2,899,800	172,741
UCB SA	1,643,454	149,206
AstraZeneca PLC	1,556,400	112,066
Sonic Healthcare Ltd.	4,753,304	72,997
Edwards Lifesciences Corp.[1]	530,000	54,139
Hospira, Inc.[1]	1,000,000	52,030
Hologic, Inc.[1]	1,990,000	48,417
Fresenius SE & Co. KGaA	825,600	40,871
New Perspective Fund — Page 2 of 7

Common stocks Health care (continued)	Shares	Value (000)
Sonova Holding AG	98,658	$15,770
Mindray Medical International Ltd., Class A (ADR)	275,000	8,294
		7,829,000
Industrials 12.22%
Delta Air Lines, Inc.	20,000,000	723,000
United Continental Holdings, Inc.[1]	13,800,000	645,702
United Technologies Corp.	5,227,900	552,066
Boeing Co.	3,967,300	505,355
Airbus Group NV	7,116,724	447,821
Rolls-Royce Holdings PLC[1]	23,653,000	369,838
General Electric Co.	13,760,300	352,539
American Airlines Group Inc.	9,713,095	344,621
KONE Oyj, Class B	8,120,300	326,357
Geberit AG1	723,000	233,856
Schneider Electric SE	2,991,490	229,727
Ryanair Holdings PLC (ADR)[1]	3,869,499	218,356
ASSA ABLOY AB, Class B	3,484,100	179,902
Towers Watson & Co., Class A	1,500,300	149,280
Intertek Group PLC	3,410,428	144,910
Honeywell International Inc.	1,500,000	139,680
Safran, SA	2,143,140	139,080
Siemens AG	937,800	111,780
Union Pacific Corp.	1,000,000	108,420
Eaton Corp. PLC	1,707,100	108,179
Danaher Corp.	1,413,900	107,428
Kawasaki Heavy Industries, Ltd.	26,139,000	104,389
FANUC CORP.	571,800	103,281
Michael Page International PLC	14,279,900	96,905
Nielsen NV	2,048,400	90,806
Cummins Inc.	603,817	79,692
International Consolidated Airlines Group, SA (CDI)[1]	13,055,000	77,694
Marubeni Corp.	8,470,000	57,983
Atlas Copco AB, Class B	2,008,900	52,171
Caterpillar Inc.	460,000	45,554
Komatsu Ltd.	1,516,700	35,077
		6,881,449
Financials 12.15%
AIA Group Ltd.	125,061,400	646,660
CME Group Inc., Class A	7,249,132	579,604
ACE Ltd.	5,033,800	527,895
American Express Co.	5,750,000	503,355
JPMorgan Chase & Co.	7,220,000	434,933
ORIX Corp.	30,792,440	424,791
Prudential PLC	18,486,141	412,371
ICICI Bank Ltd. (ADR)	5,983,700	293,800
ICICI Bank Ltd.	2,800,000	64,992
Goldman Sachs Group, Inc.	1,828,700	335,694
Sumitomo Mitsui Financial Group, Inc.	7,221,000	294,371
Moody’s Corp.	3,024,400	285,806
AXA SA	9,802,650	241,558
HSBC Holdings PLC (GBP denominated)	23,794,461	241,514
ING Groep NV, depository receipts[1]	14,635,000	209,062
Morgan Stanley	5,750,000	198,778
New Perspective Fund — Page 3 of 7

Common stocks Financials (continued)	Shares	Value (000)
Deutsche Bank AG	4,392,500	$154,094
Sampo Oyj, Class A	2,980,000	144,533
Weyerhaeuser Co.	4,270,000	136,042
DNB ASA	5,900,202	110,478
McGraw Hill Financial, Inc.	1,300,000	109,785
Bank of Nova Scotia	1,605,334	99,291
Allianz SE	585,000	94,836
BNP Paribas SA	1,428,750	94,777
Standard Chartered PLC	5,081,017	93,944
Barclays PLC	16,250,025	59,919
Tokio Marine Holdings, Inc.	1,550,000	48,086
		6,840,969
Consumer staples 10.18%
British American Tobacco PLC	10,747,500	606,680
Associated British Foods PLC	12,580,056	546,359
Pernod Ricard SA	4,525,917	512,423
Nestlé SA	6,859,600	504,752
Philip Morris International Inc.	4,299,000	358,537
Unilever NV, depository receipts	7,546,500	300,532
Coca-Cola Co.	6,716,100	286,509
PepsiCo, Inc.	2,991,900	278,516
SABMiller PLC	4,991,308	277,382
Japan Tobacco Inc.	7,131,000	231,924
Anheuser-Busch InBev NV	1,829,000	203,568
Costco Wholesale Corp.	1,600,000	200,512
Shiseido Co., Ltd.	11,242,400	185,486
L’Oréal SA, non-registered shares	916,418	145,495
Mondelez International, Inc.	4,217,700	144,519
Procter & Gamble Co.	1,711,894	143,354
Shoprite Holdings Ltd.	10,937,959	135,693
Danone SA	1,670,237	111,808
Colgate-Palmolive Co.	1,624,000	105,917
Avon Products, Inc.	7,898,100	99,516
Seven & i Holdings Co., Ltd.	2,480,000	96,193
United Spirits Ltd.[1]	1,948,552	75,809
Alimentation Couche-Tard Inc., Class B	2,220,000	70,984
Casino, Guichard-Perrachon SA	462,791	49,843
Coca-Cola HBC AG (CDI)	1,530,500	33,074
Unilever PLC	677,000	28,371
		5,733,756
Materials 3.81%
First Quantum Minerals Ltd.	13,929,000	268,891
Monsanto Co.	2,348,600	264,241
Linde AG	1,120,145	215,262
Vale SA, ordinary nominative (ADR)	16,880,300	185,852
Rio Tinto PLC	3,735,000	183,557
FMC Corp.	2,979,200	170,380
Holcim Ltd[1]	2,104,235	153,514
Koninklijke DSM NV	2,098,400	129,485
Potash Corp. of Saskatchewan Inc.	3,295,000	113,875
Praxair, Inc.	800,000	103,200
Glencore PLC	16,985,000	94,501
Akzo Nobel NV	1,325,000	90,790
New Perspective Fund — Page 4 of 7

Common stocks Materials (continued)	Shares	Value (000)
Dow Chemical Co.	1,580,000	$82,855
Mosaic Co.	1,352,800	60,078
Impala Platinum Holdings Ltd.[1]	3,865,000	29,803
		2,146,284
Energy 3.72%
Oil Search Ltd.	45,007,021	351,501
Enbridge Inc.	5,361,772	256,658
Canadian Natural Resources, Ltd.	5,105,000	198,329
Noble Energy, Inc.	2,820,000	192,775
Schlumberger Ltd.	1,750,000	177,958
EOG Resources, Inc.	1,763,216	174,594
FMC Technologies, Inc.[1]	3,028,600	164,483
BG Group PLC	7,300,000	134,912
Chevron Corp.	830,500	99,095
Cenovus Energy Inc. (CAD denominated)	2,098,300	56,451
Cenovus Energy Inc.	927,400	24,928
Royal Dutch Shell PLC, Class B	1,630,998	64,437
Royal Dutch Shell PLC, Class B (ADR)	200,000	15,824
Halliburton Co.	1,000,000	64,510
Cobalt International Energy, Inc.[1]	4,734,512	64,389
Technip SA	332,990	28,015
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,968,000	27,926
		2,096,785
Telecommunication services 1.21%
SoftBank Corp.	6,227,300	436,578
Singapore Telecommunications Ltd.	36,020,000	107,295
América Móvil, SAB de CV, Series L (ADR)	2,825,800	71,210
Vodafone Group PLC	19,925,600	66,026
		681,109
Utilities 0.21%
Cheung Kong Infrastructure Holdings Ltd.	16,732,000	117,439
Miscellaneous 4.77%
Other common stocks in initial period of acquisition		2,685,824
Total common stocks (cost: $32,613,521,000)		52,395,725
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		285
Total rights & warrants (cost: $290,000)		285
Convertible bonds 0.01% Consumer staples 0.01%	Principal amount (000)
Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR43,260	4,073
Total convertible bonds (cost: $5,605,000)		4,073
New Perspective Fund — Page 5 of 7

Bonds, notes & other debt instruments 0.21% U.S. Treasury bonds & notes 0.21% U.S. Treasury 0.21%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$31,325	$31,366
U.S. Treasury 0.25% 2015	9,000	9,010
U.S. Treasury 4.00% 2015	74,925	76,030
Total bonds, notes & other debt instruments (cost: $116,291,000)		116,406
Short-term securities 6.59%
Abbott Laboratories 0.10% due 12/2/2014[3]	15,000	14,998
American Honda Finance Corp. 0.12% due 12/4/2014	35,000	34,992
Bank of Nova Scotia 0.18% due 12/15/2014–12/19/2014[3]	97,300	97,278
CAFCO, LLC 0.11% due 10/24/2014	40,000	39,996
Chevron Corp. 0.11% due 1/7/2015[3]	50,000	49,976
Coca-Cola Co. 0.17% due 10/14/2014[3]	50,000	49,999
Electricité de France 0.14% due 10/3/2014[3]	25,000	25,000
Fannie Mae 0.05%–0.16% due 12/2/2014–7/3/2015	741,300	741,096
Federal Farm Credit Banks 0.10%–0.13% due 1/20/2015–5/11/2015	70,600	70,579
Federal Home Loan Bank 0.07%–0.15% due 10/3/2014–7/16/2015	866,428	866,361
Freddie Mac 0.07%–0.17% due 10/1/2014–8/18/2015	840,500	840,299
General Electric Co. 0.06% due 10/1/2014	3,200	3,200
GlaxoSmithKline Finance PLC 0.16% due 1/22/2015[3]	20,000	19,986
KfW 0.11% due 12/12/2014–12/23/2014[3]	83,600	83,586
Mitsubishi UFJ Trust and Banking Corp. 0.16%–0.20% due 10/7/2014–11/12/2014[3]	129,900	129,888
Mizuho Funding LLC 0.19%–0.20% due 10/21/2014–11/12/2014[3]	123,400	123,384
Nordea Bank AB 0.16%–0.23% due 11/13/2014–4/7/2015[3]	79,100	79,056
Québec (Province of) 0.07%–0.10% due 10/7/2014–10/23/2014[3]	68,200	68,197
Reckitt Benckiser Treasury Services PLC 0.15% due 1/23/2015[3]	50,000	49,973
Sumitomo Mitsui Banking Corp. 0.14%–0.15% due 10/27/2014–11/3/2014[3]	115,900	115,884
Svenska Handelsbanken Inc. 0.18%–0.20% due 12/22/2014–2/20/2015[3]	60,000	59,962
Toronto-Dominion Holdings USA Inc. 0.17% due 1/5/2015[3]	36,800	36,789
Toyota Credit Canada Inc. 0.16% due 10/29/2014	40,000	39,998
Victory Receivables Corp. 0.15% due 11/18/2014[3]	68,750	68,734
Total short-term securities (cost: $3,708,728,000)		3,709,211
Total investment securities 99.86% (cost: $36,444,435,000)		56,225,700
Other assets less liabilities 0.14%		79,972
Net assets 100.00%		$56,305,672
New Perspective Fund — Page 6 of 7

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,072,690,000, which represented 1.91% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
CAD = Canadian dollars
GBP = British pounds
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-007-1114O-S42223	New Perspective Fund — Page 7 of 7

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of New Perspective Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the New Perspective Fund (the "Fund") at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 5, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 28, 2014

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 28, 2014